Derviative Financial Liability	12 Months Ended
Dec. 31, 2021
Derviative Financial Liability [Abstract]
DERVIATIVE FINANCIAL LIABILITY

17. DERVIATIVE FINANCIAL LIABILITY

In connection with the Business Combination (note 33), the Group issued 17,250,000 warrants, including (i) 12,750,000 warrants issued to former stockholders of Tiberius (the “Public Warrants”) and (ii) 4,500,000 warrants that were issued in exchange for 4,000,000 Tiberius warrants transferred to Wasef Jabsheh and 500,000 Tiberius warrants transferred to Argo Re Ltd., a Bermuda exempted company (the “Private Warrants”).

No Public or Private Warrants (together, the “Warrants”) have been exercised or redeemed since originally issued and until the date of these consolidated financial statements.

Upon initial recognition, the fair value of the Warrants has been determined using a combination of a market approach and valuation technique used by an independent third-party valuation specialist (for further details refer to note 33). Based on that, the estimated fair value of the Warrants was USD 9,210 thousand.

The Private Warrants are registered for resale on the Group’s registration statement on Form F-3 and are freely tradable into the public market if holders want to sell them.

The Public Warrants and Private Warrants have similar terms, with differences in a few features. The Private Warrants include transfer restrictions, but if they are transferred to an unrelated party then the Private Warrants become identical to Public Warrants. Accordingly, the Private Warrants are valued based on the fair value of the Public Warrants which are listed on Nasdaq.

The table below illustrates the movement on the Warrants during the year:

	2021	2020
	USD ‘000	USD ‘000
Fair value of Warrants at the beginning of the period / Initial recognition of Warrants at the close of the Business Combination	13,628	9,210
Change in fair value for the year	(690)	4,418
Fair value of Warrants at the end of the year	12,938	13,628